Exhibit 99.1

 Ocuphire Corporate Presentation  November 2023

 This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning the success and timing of planned regulatory filings and approvals, pre-commercial activities, commercialization strategy and timelines, business strategy, product labels, cash runway, scalability, future clinical trials in presbyopia (P), dim light/night vision disturbance (DLD) and diabetic retinopathy (DR) / diabetic macular edema (DME), including the potential for Phentolamine Ophthalmic Solution (POS) to be a “best in class” presbyopia drop, and timing of planned future clinical trials for APX3330, APX2009 and APX2014, the advancement to Phase 3 registration path for APX3330, FDA agreement on Special Protocol Assessment, the success and timing of planned regulatory filings, business strategy, cash runway, scalability, the potential for APX3330 to be the most advanced and the first line of therapy for DR patients, and the potential market opportunity for and the ability of APX3330 to slow DR progression. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, including, without limitation: (i) the success, costs, and timing of regulatory submissions and pre-clinical and clinical trials, including enrollment and data readouts; (ii) regulatory requirements or developments; (iii) changes to clinical trial designs and regulatory pathways; (iv) changes in capital resource requirements; (v) risks related to the inability of Ocuphire to obtain sufficient additional capital to continue to advance its product candidates and its preclinical programs; (vi) legislative, regulatory, political and economic developments, (vii) changes in market opportunities, (viii) risks that the partnership with Viatris may not facilitate the commercialization or market acceptance of Ocuphire’s product candidates; (ix) the success and timing of commercialization of any of Ocuphire’s product candidates, including the scalability of Ocuphire’s product candidates and (x) the maintenance of Ocuphire’s intellectual property rights. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors detailed in documents that have been and may be filed by the Company from time to time with the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.  The Company makes no representation or warranty, express or implied, as to the accuracy or completeness of the information contained in or incorporated by reference into this presentation. Nothing contained in or incorporated by reference into this presentation is, or shall be relied upon as, a promise or representation by the Company as to the past or future. The Company assumes no responsibility for the accuracy or completeness of any such information. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market shares and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.  Disclosures and Forward-Looking Statements

 Ocuphire Pipeline  Product Candidate  Indication  Pre-clinical  Phase 1  Phase 2  Phase 3  Regulatory  Approval  Upcoming Milestones  APX3330   Oral Pill  Diabetic Retinopathy  (DR)  EOP2 Mtg October 2023  Special Protocol Assessment (SPA) Submission  APX3330  Local Delivery  Retina  Select retinal drug delivery technology  APX2009 and APX2014  Local Delivery  Retina  Select retinal drug delivery technology  Phentolamine Ophthalmic Solution 0.75%   Eyedrops  Pharmacologically-Induced Mydriasis  APPROVED (RYZUMVI™) Sept 2023  Presbyopia (P)  VEGA-2 Phase 3 Topline Data Q4 2023  Dim Light or   Night Vision Disturbances (DLD)  SPA Submitted   LYNX-2 2nd Phase 3 trial (n=150+)  SPA   Submission  Partnered with Viatris

 Management Team with Decades of Drug Development Experience  Drey ColemanVP, Clinical Operations  Amy Rabourn, CPA  SVP, Finance  Charlie Hoffmann, MBA  SVP, Corporate Development   Mitch Brigell, PhD  Head, Clinical Development   and Strategy  Daniela Oniciu, PhD  Global Head, R&D, Chemistry  and Product Development  Ronil Patel, MTech, MS  SVP, Operations and BD  Chris Ernst  Global Head, QA  and Manufacturing  Barbara Withers, PhDVP, Clinical and Regulatory Strategy  Bindu Manne  Head, Market Development and Commercialization  Laura Gambino  Director, Project Management  George Magrath, MD, MBA   CEO

 Corporate Highlights  Late-Stage Clinical Candidate for Retinal Diseases Represents Multi-Billion Dollar Opportunity  Phentolamine Ophthalmic Solution 0.75% (POS) for Refractive Disorders  Global license agreement with Viatris to fund all development and commercialization for phentolamine indications:  RYZUMVI™ (Phentolamine Ophthalmic Solution) 0.75% for the treatment of pharmacologically-induced mydriasis received FDA approval in September 2023  Approval triggered $10M milestone payment  Presbyopia and Dim Light Disturbances currently in Phase 3  Experienced Retina Drug Development Team to Advance APX3330 into Phase 3   APX3330: Paradigm Changing, Non-invasive, Safe Oral Tablet for millions of NPDR patients that are currently left untreated   Ref-1, a novel, dual target (angiogenesis and inflammation) for retinal diseases  ZETA-1 Phase 2 showed APX3330 prevented or slowed progression of Diabetic Retinopathy (DR)   Successful EOP2 meeting with the FDA and a Special Protocol Assessment (SPA) to be submitted

 Diabetic Retinopathy Market and Unmet Need

 Diabetic Eye Disease is a Common Cause of Blindness  Diabetes and Diabetic Retinopathy (DR)  https://webeye.ophth.uiowa.edu/eyeforum/tutorials/diabetic-retinopathy-med-students/Classification.htm  https://www.mayoclinic.org/diseases-conditions/type-1-diabetes/symptoms-causes/syc-20353011   https://www.mayoclinic.org/diseases-conditions/type-2-diabetes/symptoms-causes/syc-20351193   Two Types of DR  Non-Proliferative Diabetic Retinopathy (NPDR) – most common form of DR – early stages of edema and exudates, blurred central vision  Proliferative Diabetic Retinopathy (PDR) – later stage of DR, marked by abnormal blood vessels and scar tissue on retina  Diabetic Macular Edema (DME) can occur at any stage of DR  Diabetes Mellitus is a group of diseases characterized by high blood glucose levels. Diabetes results from defects in the body's ability to produce and/or use insulin  Diabetic retinopathy (DR) occurs when fluctuations or instability in blood glucose levels damages blood vessels in the retina   Type 1 diabetes (T1D): The body produces very little or no insulin, which means that patients need daily insulin injections to maintain blood glucose levels  Type 2 diabetes (T2D): The most common form of diabetes - either the body does not produce enough insulin, or resists insulin  Normal Retina  Diabetic Retina

 American Diabetes Association; International Diabetes Federation; Healthline; *Ocuphire internal analysis and assumptions  Das UN. DME, retinopathy and age-related macular degeneration as inflammatory conditions. Arch Med Sci. 2016;12(5):1142-1157. doi:10.5114/aoms.2016.61918  Patient survey adapted from Lions International Foundation and International Diabetes Foundation-Europe; Meltzer 2000  Guidehouse Triangulation of Global Data, Market Scope and Investor Forecasts (2020) AMD = Age-Related Macular Degeneration; DME = Diabetic Macular Edema ; BRVO = Branch Retinal Vein Occlusion   National Center for Chronic Disease Prevention & Health Promotion. Health & economic costs of chronic diseases. Atlanta (GA): Centers for Disease Control & Prevention, US Department of Health and Human Services; 2018  Four-Year Visual Outcomes in a Randomized Trial of Intravitreous Aflibercept for Prevention of Vision Threatening Complications of Diabetic Retinopathy (Protocol W).” JAMA. February 7, 2023  Diabetic Retinopathy at a Glance  Current Treatment Landscape Demonstrates Need for Non-Invasive Therapies  The number of people with DR expected to increase more than 14M by 2050  There are ~8M adults in the U.S. with NPDR  DR is the leading cause of blindness among working-age adults with the median age of onset at 45 – 50 years   Majority of moderate to severe patients with DR are not treated with anti-VEGF due to injection burden and no benefit to visual acuity  Prevention of Progression is favored by payors with chronic diseases such as diabetes which is the primary driver of increased healthcare costs  Physicians have no non-invasive options for NPDR with current standard being wait-and-monitor

 American Diabetes Association; International Diabetes Federation; Healthline; *Ocuphire internal analysis and assumptions; Spherix Global Insights  Patient survey adapted from Lions International Foundation and International Diabetes Foundation-Europe; Meltzer 2000  Estimates are provided by the National Eye Institute, FactSheet, Global Data, and Research and Markets. Estimated values are rounded.   Estimated prevalence in the U.S.; DME- Diabetic Macular Edema; Age-related Macular Degeneration; Geographic Atrophy; Retinal Vein Occlusion  U.S Diabetic Retinopathy Market  Majority of the DR Patients are NPDR Severity  Target Population for APX3330  10M Diabetic Retinopathy (DR)  34 Million Diabetics in US  8MNPDR Patients  US Market   Opportunity  Target Patient Population  ~$6B+  78%  NPDR  Non-Proliferative DR  Proliferative   DR  Real-World Chart Review of DR Patients in US  % of Patients  Types of DR

 Spherix Global Insights: DR Market DYNAMIX October 2022  Early treatment diabetic retinopathy study research group. ophthalmology. 1991;98(5 suppl):823-33.   Diabetes control and complications trial research group. N Engl J Med. 1993;329(14):997-86.  Fathy C, Patel S, Sternberg P Jr, Kohanim S. Disparities in adherence to screening guidelines for diabetic retinopathy in the United States: a comprehensive review and guide for future directions. Semin Ophthalmol. 2016;31(4):364–377. doi: 10.3109/08820538.2016.1154170  Progression of DR Severity Measured up to 5 Years  NPDR Patients are Rarely Treated with anti-VEGF Intravitreal Injections Due to Treatment Burden  1 Year Follow-up  3 Year Follow-up  5 Year Follow-up  Percentage of Eyes that Worsen to PDR  Regardless of severity, all eyes worsen over time   DR Severity (DRSS Score)  Early Intervention with APX3330 can potentially slow the progression of Non-Proliferative Diabetic Retinopathy to Proliferative Diabetic Retinopathy

 Diabetic Retinopathy Treatment Landscape

 Current Standard of Care Based on Severity  Currently, There Are No Non-Invasive Treatments Approved for Early Intervention or Slowing the Progression   Wait and Monitor for Progression  Mild to Moderate NPDR  Anti-VEGF Injections  PDR  Jan  Feb  Mar  Apr  May  Jun  Jul  Aug  Sep  Oct  Nov  Dec  10  81-85  71-75  Jan  Feb  Mar  Apr  May  Jun  Jul  Aug  Sep  Oct  Nov  Dec  NPDR patients are monitored for progression requiring visits to the office every 4-6 months  Gold standard Eylea® and Lucentis® injections are effective treatments in the first year for PDR   2021 ASRS PAT Survey

 Landscape of Investigational Non-Invasive Therapies for Diabetic Retinopathy  Ocuphire’s APX3330 is the Most Advanced Oral Drug Candidate  Company  Drug  Target/MOA  Indication  Route of Administration  Phase 1  Phase 2  Phase 3  Primary Endpoint/ Secondary Endpoints  APX3330  Ref-1 inhibitor  (Anti-angiogenesis & Anti-inflammatory)  DR  Oral  ✓  ✓  2022  2020: 2-step DRSS @wk24  RG7774  CB2 receptor  (cannabinoid)  DR  Oral  ✓  X  2023  2020: 2-step DRSS @wk36  BAY1101042  Guanylate Cyclase activator  DR  Oral  ✓  ◌  2021: 2-step DRSS @wk24  OPL-0401  ROCK 1/2 inhibitor  DR  Oral  ✓  ◌  2021: 2-step DRSS @wk24  VX-01  AOC-3 inhibitor  DR  Oral  ✓  ◌  2022:  Not Disclosed  OTT166   Integrin inhibitor  DR  Eyedrop  ✓  ◌  2022: 2-step DRSS @wk24  ✓   Completed  ◌   Ongoing  ✕   Discontinued  Note: Two Tyrosine Kinase and a Plasma Kallikrein Inhibitors failed as orals in Phase 2 due to dose limiting adverse events (e.g., liver and cardiovascular)  APX3330 is the ONLY candidate with validated retinal pathways of angiogenesis and inflammation. Human exposure >10,000 subject days of systemic exposure at 600mg/day dose and a favorable safety and tolerability profile.

 Landscape of Invasive Therapies (IVT/Suprachoroidal) for Diabetic Retinopathy   Eylea®/Lucentis® Approved, But Not Used in Patients with NPDR; Rarely Used in Mild PDR  Company  Drug  Target/MOA  Route of Administration  Phase 1  Phase 2  Phase 3  Commercial  Eylea®  (aflibercept)  VEGF-A/B; PIGF  Intravitreal  ✓  ✓  ✓  ✓*1  Lucentis®  (ranibizumab)  VEGF-A  Intravitreal  ✓  ✓  ✓  ✓*2  KSI-301  (Tarcocimab)  VEGF  Intravitreal  ✓  N/A  ◌  EYP-1901  Voloronib*  (TKI)  Intravitreal  ✓  ◌  BI 764524  Anti-Sema3A  Ischemia modulator  Intravitreal  ✓  ◌  OTX-TKI  Axitinib*  (TKI)  Intravitreal  ✓  ◌  RGX-314  AAV8-VEGF  Suprachoroidal  (Gene Therapy)  ✓  ✓  *Trials to Support Approval  1 Panorama Clinical Trial  2 Protocol I & T and Rise & Ride  ✓ Completed ◌ Ongoing X Discontinued  * Failed as oral/systemic treatments in retina due to dose limiting toxicity  Company websites and www.clinicaltrials.gov (as of October 31, 2023)  Eylea® is trademark of Regeneron and Lucentis® is trademark of Genentech

 APX3330 Background

 Logsdon et al (2018), Li et al (2014).  APX3330 - Mechanism of Action Targeting Ref-1 Inhibition  Ref-1 Involved in Key Pathways that Contribute to Diabetic Retinopathy and Diabetic Macular Edema  Ref-1 (reduction-oxidation effector factor-1)   A novel target for retinal diseases, is a transcription factor regulator of angiogenesis (VEGF) and inflammation (NFkB)  Mechanism of Action – Ref-1 Inhibition  Hypoxia  Ref-1  HIF-1α  VEGF  (Signaling Cascade)  Inflammation  Ref-1  NF-κB  Other Growth Factors (Signaling Cascade)  TNF-α  Chemokines  Neovascularization  Lucentis® EYLEA®  Anti-VEGF  Steroids  APX3330  Unique MOA decreases abnormal angiogenesis and inflammation   APX3330 does not deplete the VEGF levels but rather normalizes VEGF levels to physiologic levels  Anti-VEGF injections do not target inflammation

 APX3330: Drug Development History and Patents  Significant Preclinical & Clinical Data Supporting Human Safety, MOA, and PK  12*  Phase 1 & Phase 2 Trials  Exposure in Humans >10,000   Subject Days at 600mg/day   Patents to2035+  Studied in inflammation/hepatitis & cancer patients   (Studied by Eisai & Apexian, respectively)  APX3330  New Chemical Entity  Preclinical Efficacy & Toxicology Package  APX3330  IND  6 Phase 1 Trials  5 Phase 2 Trials  Phase 2 Trials   Phase 3  Registration  NDA Filing  Focus on Ophthalmology  Includes ZETA-1 trial  Previously developed by Eisai for hepatic inflammatory indications and by Apexian for solid tumors in 11 Phase 1 and 2 trials  Extensively studied in over 20 in-vitro and animal studies with favorable efficacy and safety results

 Tao Yan et al. APX3330 Promotes Neurorestorative effects after stroke in type one diabetic rats. Aging and Disease. Vol 9, Oct 2018  Apurinic/Apyrimidinic endonuclease 1 regulates inflammatory response in macrophages. Jedinak A, Dudhgaonkar S, Kelley MR, Sliva D. Anticancer Res. 2011 Feb;31(2):379-85. PMID: 21378315  Fehrenbacher, J. C., Guo, C., Kelley, M. R. & Vasko, M. R. DNA damage mediates changes in neuronal sensitivity induced by the inflammatory mediators, MCP-1 and LPS, and can be reversed by enhancing the DNA repair function of APE1. Neuroscience 366, 23-35, doi:10.1016/j.neuroscience.2017.09.039 (2017)  In-vitro Validation of Mechanism of Action  APX3330 Reduces VEGF levels and Inflammatory Cytokines; Provides Neuronal Protection  APX3330 reduces VEGF protein expression in preclinical stroke model  APX3330 reduces pro-inflammatory cytokines in LPS stimulated macrophages  Increasing APX3330 dose  VEGF  Control  APX3330  APX3330 enhances Ref-1   endonuclease activity in dorsal root ganglion neurons  APX3330 increases DNA oxidative repair and neuronal protection

 APX3330 VEGF Effects in Normal Cells  Abnormal Conditions  (e.g., hypoxic):  Increased level of VEGF activity  Normal Conditions:  Physiological level of VEGF activity  Kamba 2007; Girardi 2010; Li 2014  APX3330 Investigator Brochure  Biologic Anti-VEGF Treatment  APX3330 Anti-Ref-1 Treatment  Biologic anti-VEGF agents inactivate VEGF directly and reduce VEGF levels below normal levels   Inhibition of Ref-1 by APX3330 returns VEGF levels to normal levels  VEGF is a growth factor that is necessary for normal function of multiple cell types including vascular endothelium and neurons  By returning VEGF levels to normal, APX3330 can reduce neovascularization, vascular leakage and the inflammatory response without adverse systemic effects     The safety profile of APX3330 to date has not shown any of the adverse effects that has been seen with systemic administration of anti-VEGF biologics such as cardiovascular pathology, hypertension, arteriothrombotic events, or renal dysfunction  APX3330  ARPE-19 cell line  APX3330 prevents VEGF overproduction in ARPE-19 cells  APX3330 Restores Normal Levels Unlike Biologic Anti-VEGFs that Reduce VEGF Below Normal

 APX3330 ZETA-1 Clinical Trial

 ZETA-1: Phase 2 Trial of Oral APX3330 in Subjects With Diabetic Retinopathy  Multi-center, Randomized, Double-Masked, Placebo-Controlled 24-Week Trial  Primary:   % subjects with ≥ 2 step improvement on DRSS (Diabetic Retinopathy Severity Scale1) at week 24  Secondary:  DRSS improvement ≥1, ≥2, ≥3, ≥4 study eye, fellow eye, binocular  DRSS worsening ≥1, ≥2, ≥3, ≥4, study eye, fellow eye, binocular  Progression to vision threatening complications  Central subfield thickness (CST)  Best Corrected Distance Visual Acuity (BCDVA)  DME fellow eye status  Safety and tolerability  Exploratory:   Inflammatory cytokines  Endpoints  25 US sites  N = 103 participants with moderately severe to severe NPDR or mild PDR (DRSS 47, 53, 61)  Key inclusion:  ≥ 18 years of age  DRSS 47, 53, or 61  Noncentral DME permitted2  ETDRS BCVA ≥ 60 letters (20/63)  Key exclusion:  OCT CST >320 µm2  Center involved DME allowed in fellow eye  Anti-VEGF within past 6 months3  HbA1c ≥ 12.0%  Eligibility Criteria  103 subjects enrolled (FPFV Apr 2021 to LPLV Aug 2022)  Topline data announced in January 2023  1:1  By Central Reading Center  Center-Involved DME in Fellow Eye is Acceptable  Includes Systemic or IVT VEGF  www.clinicaltrials.gov (NCT04692688); Eylea® is registered trademark of Regeneron  NPDR = non-proliferative diabetic retinopathy PDR = proliferative diabetic retinopathy  Week 0  Week 12  Week 24  Week 4  Primary Endpoint  APX3330 600mg/day (BID)  Placebo BID  Randomization

 ZETA-1: Baseline Demographics and Systemic Characteristics  Well-Balanced Across Arms  ZETA-1 Clinical Trial    APX3330  n=51  Placebo  n=52  Age (years)   mean   (range)  54.3   (26-81)  58.3   (24-78)  Sex: Male n (%)  24 (47%)  26 (50%)  Race: White n (%)  Ethnicity: Hispanic or Latino n (%)  40 (78%)  28 (55%)  41 (79%)  23 (44%)  Diabetes Status (years)  mean (range)  15(0-36)   16(0-58)  Systolic Blood Pressure (mmHg)  mean  136  139  Diastolic Blood Pressure (mmHg)  mean  82  80  Heart Rate (beats/min)  mean  77  76  Hemoglobin A1C (%)mean  8.4  8.3  Body Mass Index (kg/m^2)mean  31  31  Demographics  DRSS Scores    APX3330  n=51  Placebo  n=52  Total   n=103  BCVA  Study Eye Letters  (mean)  81  78  80(20/25 Snellen)  BCVA  Fellow Eye Letters (mean)  76  77  77(20/32 Snellen)  OCT CST Study Eye (µm)  270  271  271  OCT CST   Fellow Eye (µm)  292  286  289  Intraretinal Fluid in the Center of SE  Y – 21  N – 26   Y – 12   N – 31  Y – 33  N – 57  Intraretinal Fluid at the Foveal  Center of SE  Y – 1  N – 20  Y – 1  N – 11  Y – 2  N – 31  Intraocular Pressure in Study Eye (mmHg)  15  16  15    APX3330  n=49  Placebo  n=52  DRSS Score – Study Eye      47 (Moderately severe to severe NPDR)  22 (43%)  18 (35%)  53 (Moderately severe to severe NPDR)  25 (49%)  28 (54%)  61 (Mild proliferative diabetic retinopathy)  4 (8%)  6 (12%)  DRSS Score – Fellow Eye      43 or Lower (Mild to moderate NDPR or better)  15 (31%)  13 (25%)  47 (Moderately severe to severe NPDR)  15 (31%)  20 (38%)  53 (Moderately severe to severe NPDR)  12 (25%)  10 (19%)  61 (Mild proliferative diabetic retinopathy)  1 (2%)  4 (8%)  65 or Higher (Moderate to severe prolif. DR)  6 (12%)  5 (10%)  Key Visual Metrics  Good Visual Acuity  Fluid Below 320µm  Note: 15 fellow eyes were CST>320 microns (center-involved DME eyes)

 Clinically Meaningful Registration Endpoints in DR  Systemic Drugs Should Evaluate DRSS Change in Both Eyes; Formally Confirmed at EOP2 FDA Meeting  Source: ZETA-1 Clinical trial  1. Nair P, Aiello LP, Gardner TW, Jampol LM, Ferris FL III. Report From the NEI/FDA Diabetic Retinopathy Clinical Trial Design and Endpoints Workshop. Invest Ophthalmol Vis Sci. 2016 Oct 1;57(13):5127-5142. doi: 10.1167/iovs.16-20356. PMID: 27699406; PMCID: PMC6016432.  10  81-85  71-75  Local Drugs (Intravitreal Injections)  Systemic Drugs  Precedent approvable endpoint for locally- delivered drugs (non-systemic) in DR:  ≥ 2-step DRSS improvement in study eye  Aflibercept (PANORAMA trial)  Ranibizumab (RISE/RIDE trials)  Approvable endpoints for systemic drug in DR include either:   ≥ 3-step DRSS improvement on a binocular scale  ≥ 3-step DRSS worsening on a binocular scale  For oral administration, the binocular DRSS endpoint is distinct from anti-VEGF IVT precedent due to different delivery  FDA accepts improvement OR worsening (slowing or prevention of progression)1 of the disease AND DRSS is an established surrogate endpoint for DR

 End-of-Phase 2 Meeting Outcome

    FDA Accepts the Binocular DRSS Person Scale For Phase 3 APX3330 DR Program  In the binocular Person Scale, the worse eye is weighted instead of calculating the sum of both eyes  A 3-step change on this scale is considered clinically meaningful by FDA  Level  (worse eye/better eye)  Description  Scale Step  10/10  No DR  1  20/<20  20/20  Microaneurysms only, one or both eyes  2-3   35/<35  35/35  Mild NPDR, one or both eyes  4–5   43/<43  43/43  Moderate NPDR, one or both eyes  6-7  47/<47  Moderately severe NPDR, one eye  8  47/47  Moderately severe NPDR, both eyes  9  53/<53  Severe or very severe NPDR, one eye  10  53/53  Severe or very severe NPDR, both eyes  11  60 or 61/<60  Mild PDR and/or SPC, one eye  12  60 or 61/60 or 61  Mild PDR and/or SPC, both eyes  13  65/<65 65/65  Moderate PDR, one or both eyes  14-15  71+/<71  71+/71+  High risk PDR, one or both eyes  16-17+  DRSS is a Validated Surrogate Endpoint  Baseline 47,43 = Step 8  Final 53,43 = Step 10 (2-step change)   Final 61,43 = Step 12 (4-step change)   Final 61,53 = Step 12 (4-step change)  Final 47,47 = Step 9 (1-step change)  FDA EOP2 Meeting October 2023.

 DRSS Worsening  DRSS Improvement  ZETA-1: Percent of Subjects with Improvement or Worsening in DRSS at Wk 24 on the Binocular Person Scale (LOCF)  FDA EOP2 Meeting October 2023, Data Using Person Scale

 ZETA-1: Percent of Subjects with Improvement or Worsening in DRSS at Wk 24 on the Binocular Person Scale (Observed Cases)  DRSS Improvement  DRSS Worsening  FDA EOP2 Meeting October 2023, Data Using Person Scale

 APX3330 Reduced % of Subjects Developing PDR and % Losing BCVA  Percentage of Subjects Developing PDR   (mITT Population) at week 24  APX3330 reduced the percentage of subjects who developed PDR over the course of 24 weeks  Percentage of Subjects with ≥ 5 Letters of BCVA Lost at Week 24   (Safety Population)  BCVA data shows fewer APX3330 treated subjects losing visual acuity compared to placebo at week 24  ZETA-1 Clinical Trial.  APX3330 Prevented Progression of Structural Retinal Abnormalities

 APX3330 SAEs: Dyskinesia, TIA, Chest pain  Placebo SAEs: Vertigo, Asthenia, Multiple organ dysfunction, Bradycardia, CAD, Cholelithiasis, COVID-19 pneumonia, Cellulitis, Respiratory failure, Skin ulcer, Peripheral embolism  AEs → Withdrawal APX3330: Presyncope, Dyspnea; Placebo: DME (both eyes)  *Preferred Term within Organ Class  ZETA-1: Treatment of Emergent Adverse Events  Oral APX3330 Showed a Favorable Safety and Tolerability Profile Consistent with Prior Trials  Placebo (n=52)  APX3330 (n=51)  Total AEs  120  91  # of Subjects with AEs  35 (67%)  29 (57%)  Treatment-related AEs  17 (14%)  14 (15%)  Serious AEs  11 (9%)  3 (3%)  Subjects Withdrawals Due to AEs  1 (2%)  2 (4%)  Deaths  1 (2%)  0 (0%)  AEs in >5% of Subjects*  Diabetic Retinal Edema  5 (10%)  2 (4%)  Diabetic Retinopathy  6 (12%)  1 (2%)  Vitreous detachment  3 (6%)  0 (0%)  Cataract  1 (2%)  3 (6%)  Pruritus  1 (2%)  6 (12%)  Rash  1 (2%)  3 (6%)  COVID-19  5 (10%)  1 (2%)  APX3330 Safety Profile:  Limited AEs, most mild in severity  Pruritis: Mild and resolved without APX3330 dose de-escalation or discontinuation  AEs similar to or less than placebo  Few serious treatment-related AEs, all unrelated to study medication  No ocular AEs other than expected DR progression  Lower incidence of clinical DR/DME worsening with APX3330   Patients continued routine medications to manage their diabetes comorbidities  | Eye disorders |

 APX3330 Summary  Successful EOP2 FDA meeting completed in October 2023; agreement that a 3-step change on the binocular person scale is an approvable registration endpoint  Submit Special Protocol Assessment (SPA)   Advance APX3330 into Phase 3 program with long-term exposure (up to 2 years)  APX3330 Milestones  To have a clinically meaningful impact on slowing or preventing progression to reduce likelihood of vision loss in diabetic retinopathy patients  Our Goal for Patients  30

 DR is one of the largest markets in retina with 10M patients in US and over 100M worldwide  Majority of the NPDR patients are not candidates for approved biologics treatments and are left untreated  APX3330 first-in-class oral drug with unique MOA that inhibits Ref-1 which reduces VEGF and inflammatory cytokines to normal physiological levels  Prevention of worsening is a clinically meaningful potential registration endpoint   APX3330 demonstrated favorable safety and tolerability in diabetic patients  Successful EOP2 meeting with the FDA and a Special Protocol Assessment (SPA) to be submitted  APX3330 has the potential to be an early, non-invasive preventative treatment for the 8 million NPDR patients with the potential to treat other organs affected by diabetes (e.g., kidney disease, peripheral neuropathy)  Broad prescriber base including general ophthalmology, optometry and primary care due to favorable safety  DR and APX3330 Key Takeaways

 Phentolamine Ophthalmic Solution 0.75%

 Global Partnership with Viatris for Phentolamine Ophthalmic Solution 0.75%   Viatris Has Selected POS to be a Key Element of its Global Eye Care Division   Fully funded development and commercialization costs for all 3 phentolamine indications   Partner for global commercialization   Allows Ocuphire to focus on APX3330 development  Strengthens cash position into 2025   $35 million upfront  Fully funded development and commercialization for all 3 indications  $130 million in regulatory and sales milestones  First milestone payment of $10 million on FDA approval for pharmacologically-induced mydriasis indication  Tiered double digit royalties through 2040

 Treatment of Pharmacologically-Induced Mydriasis   P  DLD  Presbyopia  Dim Light or Night Vision Disturbances (DLD)  POS as a Single Drop  POS with LDP Adjunctive Therapy  1  0.4%  2  RM  Phentolamine  Ophthalmic Solution 0.75%  THREE INDICATIONS  NEW PARTNERSHIP WITH VIATRIS  APPROVED  RYZUMVl™ (Phentolamine Ophthalmic Solution) 0.75% for the Treatment of Pharmacologically-Induced Mydriasis Produced by Adrenergic Agonists (e.g., Phenylephrine) or Parasympatholytic (e.g., Tropicamide) Agents

 Summary of Phentolamine Ophthalmic Solution 0.75% Trial Results  Comprehensive Body of Clinical Data Supporting Efficacy and Safety Across 3 Indications  Primary Endpoint  Efficacy Data  Key Secondary Endpoint(s)  Safety & Tolerability  Return to baseline pupil diameter at 90 minutes after dilation  Met Phase 3 primary endpoint MIRA-3: 58% POS vs. 6% placebo  MIRA-2: 49% POS vs. 7% placebo (p<0.0001)  MIRA-4: 64% POS vs. 25% placebo  Efficacy across all mydriatic agents, iris color, 1 or 2 drops, and all ages (3-80)  No headaches  No blurry vision  ~5% mild redness  No change in IOP  No SAEs  Most AEs were mild  ≥3 line gain in near vision with loss of no more than 1 line in distance vision  Met planned Phase 3 primary endpoint VEGA-1: 29% POS vs.12% placebo at 12 hrs post-POS dose  (p=0.02)  Durable near vision (18 hrs) Optimal pupil size Pupillary light reflex  Met Phase 2 primary endpoint  Met planned Phase 3 primary endpoint VEGA-1: 61% combo post-LDP dose (30 min) + post-POS dose (12 hrs)  vs. 14% placebo (p<0.0001)  Durable near vision gain Optimal pupil size Pupillary light reflex  ≥3 lines (eye test) of improvement in mesopic low contrast best-corrected distance visual acuity (mLCVA)  Met Phase 3 primary endpoint LYNX-1: 13% POS vs. 3% placebo at Day 8 (p<0.05) and 21% in POS vs.3%  placebo at Day 15 (p<0.01)  Improvement visual acuity measures (distance and near) in dim light conditions  RM  DLD  Indication &   Status  Ryzumvi™  Presbyopia (POS Alone)  Presbyopia (POS + LDP)  DLD  2nd Phase 3  Phase 3  Phase 3  Approved   September 2023

 Corporate Highlights  Strong Financial Position to Fund Operations into 2025  Late-Stage Retinal Pipeline Represents Multi-Billion Dollar Opportunity in Unmet NPDR Patients  Global License Agreement with Viatris to Fund Development and Commercialization of Phentolamine Ophthalmic Solution 0.75% for All Refractive Indications  APX Pipeline Driven by a Paradigm Changing, Dual Target Ref-1 Platform for Retinal Diseases   APX3330 – Novel, Non-Invasive, Safe Oral Tablet to Treat Diabetic Retinopathy

 Silva et al. ARVO 2021 Annual Meeting  *Published data on EYLEA. This study was performed independently from APX3330 study and is a cross-study comparison.  **Li 2014; *** Pasha 2018; ****Jiang 2011 (Vldlr -/- : Very Low-Density Lipoprotein receptor knock-out mice)  Preclinical Data: Oral APX3330 Blocks Neovascularization  Lesion Volume Decrease with Oral APX3330 in Murine Laser CNV Model Similar to EYLEA® Data  *EYLEA  Lesion Size and Corresponding Fluorescent Stains in L-CNV Models Treated with APX3330 at 25 mg/kg oral gavage  -55%  L-CNV Mouse Retina Model   Silva et al, 2021  Vehicle  25 mg/kg  50 mg/kg  APX3330 Gavage OCT  Lesion Volume  L-CNV Mouse Retina Model   APX3330  Efficacy was also seen after single intravitreal injection of 20µM APX3330 in mouse L-CNV model**  Efficacy was also seen after dosing intraperitoneal injection of 50 mg/kg twice daily, 5 days on/2 days off, for 2 weeks in mouse L-CNV model***  Efficacy was also seen after single intravitreal injection of 20µM APX3330 in Vldlr -/- mice model****  -44%

 Restore Vision & Clarity  www.ocuphire.com ir@ocuphire.com  Ocuphire Pharma  Appendix  38

 Decreases pupil size (moderately) without affecting the iris sphincter or ciliary muscles  505(b)(2) Regulatory Pathway Supported by Prior Phentolamine Approvals in Non-Ophthalmic Indications  Illustration for educational purposes  Phentolamine Ophthalmic Solution 0.75%’s Differentiated MOA as an Alpha-1 Blocker  No Engagement of Ciliary Muscle, No Headaches and Lower Risk of Retinal Detachment  Phentolamine is the Active Ingredient in POS: a non-selective α    Antagonist  Phentolamine blocks α1 receptors on the Iris Dilator Muscle up to 24 hours

 Phase 2  Phase 1  Ocuphire  Phentolamine Ophthalmic Solution 0.75% + 0.4% pilo  Visus Brimochol® (carbachol + brim)  Other Cholinergic Agonists*  Cholinergic Agonist* (pilocarpine)  Lenz Aceclidine; Aceclidine + brim  Eyenovia  MicroLine (2% pilo)  Alpha Antagonist & low dose pilocarpine*  Alpha Antagonist  NDA  Allergan  VUITYTM;  (1.25% pilo)  Orasis  CSF-1 (Low dose pilo)  Phase 3  POS’s potential differentiation:  New MOA class (iris dilator muscle inhibitor)  Favorable safety and tolerability (e.g.: no headaches, no accommodative spasm, no risk of retinal detachment)  24-hour durability  Broad range of patients including high myopes  Improvement in night vision disturbances  POS+LDP may offer added efficacy and tunability  Ocuphire  Phentolamine Ophthalmic Solution 0.75%  Pupil modulation MOA  Combination drugs  Lens softening MOA  X  Novartis  EV-006  Lens Softening  * acts on sphincter and ciliary muscles in dose- dependent manner  Corporate Websites as of October 31, 2023,   Grzybowski, A, Markeviciute A, Zemaitiene R. A Review of Pharmacological Presbyopia Treatment. 2020  A New, Differentiated MOA and Combination Therapy Offers Tunability

 Ocuphire's World-Class Medical Advisory Board  Chief Medical Advisor, Ocuphire Refractive Specialist  Jay Pepose, MD, PhD UCLA School of Medicine  Refractive Specialist  Y. Ralph Chu, MD Northwestern University  Refractive Specialist  Zaina Al-Mohtaseb, MD Baylor College of Medicine  Refractive Specialist James Katz, MD University of Illinois  Refractive Specialist Marguerite McDonald, MD Columbia University  Refractive Specialist  Mitch Jackson, MD University of Chicago  Refractive/ Glaucoma Specialist  Thomas Samuelson, MD  University of Minnesota  Refractive/Glaucoma Specialist  Inder Paul Singh, MD The Chicago Medical School  Eliot Lazar, MD Georgetown University  elCON Medical  Retinal Specialist Peter Kaiser, MD Harvard Medical School  Retinal Specialist  David Lally, MD Vanderbilt University  Retinal Specialist  Michael Allingham, MD, PhD University of North Carolina  Retinal Specialist  David Boyer, MD Chicago Medical School  Retinal Specialist David Brown, MD Baylor University  Retinal Specialist Jeffrey Heier, MD Boston University  Retinal Specialist  Anat Lowenstein, MD, PhD The Hebrew University  Retinal Specialist  Caroline Baumal, MD University of Toronto Medical School  Optometry  Douglas Devries, OD University of Nevada  Optometry  Paul Karpecki, OD Indiana University  Optometry  Justin Schweitzer, OD Pacific University College of Optometry  Optometry  Selina McGee, OD Northeastern State University  Optometry  Leslie O’Dell, OD Salus University  Co-Founder Apexian/APX3330  Mark Kelley, PhD Indiana University

 Ocuphire Board of Directors  Sean Ainsworth, MBA  Lead Independent Director,   Board Director   Jay Pepose, MD, PhD  Board Director  Susan Benton, MBA  Board Director  Cam Gallagher, MBA  Chair, Board Director  James Manuso, PhD/MBA  Board Director  Richard Rodgers, MBA  Board Director  George Magrath, MD, MBA   CEO & Board Director